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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): December 20, 2002


                               META GROUP, INC.
            (Exact name of registrant as specified in its charter)


                        Delaware                          0-27280
            ------------------------------      ------------------------
             (State or other jurisdiction       (Commission file number)
                    of incorporation)

                                   06-0971675
                                   ----------
                        (IRS Employer Identification No.)


     208 Harbor Drive, Stamford, Connecticut           06912-0061
     ---------------------------------------           ----------
     (Address of principal executive office)           (Zip Code)

                                (203) 973-6700
                                --------------
             (Registrant's telephone number, including area code)

                           No change since last report
                          ----------------------------
             (Former name or address, if changed since last report)

                         ----------------------------


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ITEM 5. OTHER EVENTS

On December 20, 2002, the Registrant announced the resignation of Dale Kutnick from the position of Chief Research Officer effective December 20, 2002, as more fully described in the Registrant's press release dated December 20, 2002, which is attached hereto as exhibit 99.1 and incorporated herein by reference.



ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (c)   Exhibits

   99.1   Press release of META Group, Inc. dated December 20, 2002






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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    META Group, Inc.

Date: December 24, 2002             BY: /s/ John A. Piontkowski
                                       -------------------------
                                       Executive Vice President,
                                       Chief Financial Officer, Treasurer
                                       and Assistant Secretary